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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: June 22, 2000


                           Commission File No. 0-14225


                                EXAR CORPORATION
             (Exact Name of Registrant as specified in its charter)



                  Delaware                           94-1741481

     (State or other jurisdiction of              ( I.R.S. Employer
     incorporation or organization)               Identification No.)



                   48720 Kato Road, Fremont, California 94538
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (510) 668-7000




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ITEM 5.           OTHER EVENTS:  AMENDMENT OF CERTIFICATE OF INCORPORATION

         On June 20, 2000, Exar Corporation ("Exar") filed a Certificate of Amendment to its Certificate of Incorporation. The amendment increased the number of Exar's authorized shares of common stock from 25,000,000 to 100,000,000. The amendment had been approved by Exar's stockholders at a special meeting held on June 8, 2000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

          (c)       Exhibits

                    Certificate of Amendment to Certificate of Incorporation


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EXAR CORPORATION





                                    By
                                          -----------------------------
                                    Date: June 22, 2000
                                          Ronald W. Guire
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary


                                INDEX TO EXHIBITS

Exhibit No.    Description

   3.1         Certificate of Amendment to Certificate of Incorporation